UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2012

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400 San Antonio, Texas		78257
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 344-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On April 19, 2012, Biglari Holdings Inc. (the “Company”) will disclose at its 2012 Annual Meeting of Shareholders that same-store sales and customer traffic of its wholly-owned subsidiary, Steak n Shake Operations, Inc., increased by 4.8% and 5.2%, respectively, during the sixteen weeks ended April 11, 2012.

The information in this Current Report is being furnished and shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the  “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01.                      Regulation FD Disclosure.

The information set forth in Item 2.02 hereof is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2012	BIGLARI HOLDINGS INC.

	By:	/s/ Sardar Biglari
		Name:	Sardar Biglari
		Title:	Chairman and Chief Executive Officer